Exhibit 99.1

                                 CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Camera Platforms, Inc. (the Company), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Martin Perellis

Date:   April 23, 2002                    	Martin Perellis
                                                President and
                                                Chief Executive Officer

                                            /s/ Herbert Wolas

Date:   April 23, 2002	                        Herbert Wolas
                                                Chairman of the Board and
                                                Chief Financial Officer